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Exhibit 21 List of Subsidiaries

                                         Northway Financial, Inc.
                                      2001 Annual report on Form 10-K
                                      Subsidiaries of the Registrant


                                                              Jurisdiction of
Name of Significant Subsidiary               % Owned           Incorporation
------------------------------               -------           -------------

Berlin City Bank                               100             New Hampshire

Pemigewasset National Bank                     100             United States